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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Titan Exploration, Inc.


We consent to the use of our report incorporated herein by reference.



                                           KPMG PEAT MARWICK LLP

Midland, Texas
June 25, 1997